UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2008

CH Energy Group, Inc.

Central Hudson Gas & Electric Corporation

(Exact name of registrants as specified in its charters)

Commission	Registrant, State of Incorporation	IRS Employer
File Number	Address and Telephone Number	Identification No.

0-30512	CH Energy Group, Inc.	14-1804460
(Incorporated in New York)
284 South Avenue
Poughkeepsie, NY 12601-4879
(845) 452-2000

1-3268	Central Hudson Gas & Electric Corporation	14-0555980
(Incorporated in New York)
284 South Avenue
Poughkeepsie, NY 12601-4879
(845) 452-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b) (c)          Appointment and Departure of Principal Officers

1.             Appointment and Departure of Officers. Registrant CH Energy Group, Inc. on May 22, 2008, issued a press release announcing the appointment of Kimberly J. Wright to the position of Vice President of Accounting & Controller and Principal Accounting Officer, effective May 22, 2008. Wright will have the same duties within the wholly owned subsidiary Central Hudson Gas & Electric Corporation.

Wright succeeds Donna S. Doyle who previously served as Vice President of Accounting & Controller and Principal Accounting Officer of CH Energy Group, Inc. and Central Hudson Gas & Electric Corporation.

A copy of the press release is being filed with this report as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH ENERGY GROUP, INC.

(Registrant)

By: /s/Christopher M. Capone

CHRISTOPHER M. CAPONE

Executive Vice President and

Chief Financial Officer

Dated:	May 23, 2008

Exhibit Index

Exhibit No.

Regulation S-K

Item 601

Designation	Exhibit Description

99	Press Release of CH Energy Group, Inc., issued May 22, 2008.